Exhibit 10.2

                            VOTING AGREEMENT AND
                     AMENDMENT TO STOCKHOLDERS AGREEMENT

      AGREEMENT, dated as of April 25, 2002, by and among Franklin Electric Co., Inc., an Indiana corporation ("Franklin"), and the shareholders of Intelligent Controls, Inc., a Maine corporation (the "Company"), listed on the signature page of this Agreement (collectively, the "Shareholders" and each, a "Shareholder").

      WHEREAS, on even date herewith, Franklin has entered into an Agreement and Plan of Merger dated as of April 25, 2002 (the "Merger Agreement") by and among Franklin, FEI Corporation, a Maine corporation and a wholly-owned subsidiary of Franklin ("Merger Subsidiary"), and the Company, pursuant to which Franklin will acquire the Company by merging Merger Subsidiary with and into the Company, with the Company as the Surviving Corporation and a wholly-owned subsidiary of Franklin;

      WHEREAS, the Company will submit the transactions contemplated by the Merger Agreement to the holders of its Common Stock for approval at a meeting of shareholders called for that purpose (the "Shareholders Meeting");

      WHEREAS, each Shareholder is the record holder of, and Beneficially Owns, the number of shares of Common Share (the "Shares") set forth opposite his or her name on Schedule I to this Agreement and is a party to that certain Stockholders Agreement dated as of May 1, 1998, as heretofore amended (the "Shareholders Agreement"); and

      WHEREAS, as an inducement to Franklin to enter into the Merger Agreement, the Shareholders have agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

      1.    Definitions.  For purposes of this Agreement:

            (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and with respect to stock options shall mean the maximum number of shares purchasable under such options irrespective of vesting limitations or other exercise conditions.

            (b) "Common Stock" shall mean at any time the Common Stock, no par value, of the Company.

            (c) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

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      2.    Agreements.

            (a) Voting. Each Shareholder hereby agrees to vote his Shares in connection with the Shareholder Meeting (a) in favor of the Merger and the Merger Agreement, (b) in favor of any other matter determined by the Board of Directors of the Company to be necessary for the consummation of the transactions contemplated by or referred to in the Merger Agreement and (c) against any matter inconsistent with the transactions contemplated by or referred to in the Merger Agreement;

            (b) Grant of Proxy. Each Shareholder hereby irrevocably grants to, and appoints, Jess B. Ford or Gregg C. Sengstack and any nominee thereof (the "Proxy Holder"), such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote his Shares in accordance with the provisions of Section 2(a).

            (c) Revocation of Prior Proxies. Each Shareholder represents that any proxies heretofore given in respect of such Shareholder's Shares, if any, are not irrevocable, and that such proxies are hereby revoked.

            (d) Irrevocable Proxy. Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 2 are coupled with an interest and are intended to be irrevocable in accordance with the Maine Business Corporation Act. If for any reason the proxies granted herein are not irrevocable, each Shareholder agrees to vote his Shares as instructed by the Proxy Holder in writing.

            (e) No Inconsistent Arrangements. Each Shareholder hereby covenants and agrees that, except as contemplated by this Agreement, he will not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of such Shareholder's Shares, or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares, or any interest therein,
                  (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations under this Agreement or the transactions contemplated by this Agreement.

            (f) Waiver of Right to Dissent. Each Shareholder hereby waives any right to dissent from the Merger that such Shareholder may have under the Maine Business Corporation Act or otherwise.

            (g) Termination of Stockholders Agreement. Each Shareholder hereby agrees to amend and terminate the Stockholders Agreement in its entirety, waiving and releasing all further rights and claims of the Shareholder thereunder. Such amendment, termination, waiver, and release is conditional only upon

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                  consummation of the "Merger" and shall be effective as of
                  the "Effective Time" (as such terms are defined in the Merger Agreement).

      3. Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants to Franklin that (i) he is the record and Beneficial Owner of the Shares set forth on Schedule I and (except as otherwise set forth therein) has sole voting power with respect thereto, (ii) he does not Beneficially Own any Shares other than those set forth on Schedule I, (iii) he has the legal capacity, power and authority to enter into this Agreement and perform his obligations under this Agreement without the need for the consent of any other person or entity, and (iv) this Agreement constitutes a valid and binding agreement of the Shareholder enforceable against him in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy and other similar laws and general principles of equity.

      4. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

      5.    Miscellaneous.

            (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            (b) Binding Agreement This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, each of the Shareholder's successors or assigns. Notwithstanding any transfer of Shares, the transferee shall remain liable for the performance of all obligations of the transferor under this Agreement.

            (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party.

            (d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

            (e) Notices. Any notice or communication given pursuant to this Agreement must be in writing and will be deemed to have been duly given if mailed (by registered or certified mail, postage prepaid, return receipt requested), or, if transmitted by telecopy, or if delivered by courier, as follows:

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                  If to a Shareholder:  to the Shareholder's address and
                                        telecopy number (if any) set forth
                                        on Schedule I hereto

                  If to Franklin:       400 E. Spring Street
                                        Bluffton, Indiana 46714
                                        Attention:  Gregg C. Sengstack
                                        Telecopy:  (260) 827-5633

All notices and other communications required or permitted under this Agreement that are addressed as provided in this Section 5(e) will, whether sent by mail, telecopy, or courier, by deemed given upon the first business day after actual delivery to the addressed destination to which such notice or other communication is sent (as evidenced by the return receipt or shipping invoice signed by a representative of such party or by telecopy confirmation). Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

            (f) Specific Performance. Each party hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

            (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative or exclusive, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

            (h) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

            (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

            (j) Termination. Notwithstanding any provision of this Agreement, in the event of any termination of the Merger Agreement, the obligations of the Shareholders hereunder (including without limitation the irrevocable proxy contained herein) shall terminate in all respects without further action by any party. Upon any such termination, this Agreement shall forthwith become

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                  void and have no effect, without any liability or
                  obligation on the part of any Shareholder.

                          [Signature Page Follows]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

                                     FRANKLIN ELECTRIC CO., INC.

                                     By:    /s/ Jess B. Ford
                                            -----------------------------
                                     Name:  Jess B. Ford
                                     Title: Senior Vice President

                                     SHAREHOLDERS:

                                     Ampersand 1995 Limited Partnership
                                     By:  AMP-95 Management Company Limited
                                          Partnership, its General Partner

                                     By:  AMP-95 MCLP LLP, its General
                                          Partner

                                     By:    /s/ Charles D. Yie
                                            -----------------------------
                                     Name:  Charles D. Yie
                                     Title: General Partner

                                     Ampersand 1995 Companion Fund Limited
                                     Partnership
                                     By:  AMP-95 Management Company Limited
                                          Partnership, its General Partner
                                     By:  AMP-95 MCLP LLP, its General
                                          Partner

                                     By:    /s/ Charles D. Yie
                                            -----------------------------
                                     Name:  Charles D. Yie
                                     Title: General Partner


                                            /s/  Charles D. Yie
                                            -----------------------------
                                            Charles D. Yie

                                            /s/  Alan Lukas
                                            -----------------------------
                                            Alan Lukas

                                            /s/  Roger E. Brooks
                                            -----------------------------
                                            Roger E. Brooks

                                            /s/  Paul E. Lukas
                                            -----------------------------
                                            Paul E. Lukas

                                            /s/  Karen S. Lukas
                                            -----------------------------
                                            Karen S. Lukas

                                            /s/  Alan Lukas
                                            -----------------------------
                                            Alan Lukas, as custodian for
                                            Andrew B. Lukas

                                            /s/  James H. Young II
                                            -----------------------------
                                            James H. Young II, Trustee, the
                                            Andrew B. Lukas Trust dated
                                            December 4, 1994

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                                 Schedule I

                                              Beneficial Ownership
Name, Address and Telecopy               -------------------------------
   Number of Shareholder                     Shares          Options****
--------------------------                   ------          -----------

Ampersand 1995 Limited Partnership*         1,612,247               0
Ampersand 1995 Companion Fund Limited
 Partnership*                                  26,215               0
Charles D. Yie*                                     0          21,000
Alan Lukas**                                  986,638               0
Roger E. Brooks***                            518,923          40,000
Paul E. Lukas**                               375,256           5,000

___________________
* The address and telecopy number are 55 William Street, Suite 240, Wellesley, Massachusetts 02481, telecopy number: 781-239-0824. Share ownership shown is record ownership. Due to affiliations between Ampersand 1995 Limited Partnership and Ampersand 1995 Companion Fund Limited Partnership, each partnership is deemed a Beneficial Owner of the other's Shares. Due to affiliations between Mr. Yie and the two partnerships, he may be deemed a Beneficial Owner of the partnerships' Shares, although he has disclaimed Beneficial Ownership of those Shares in filings made by him with the Securities and Exchange Commission.

** The address and telecopy number are 74 Industrial Park Road, Saco, Maine 04072, telecopy number: 207-286-1439. His Beneficial Ownership includes 880,551 Shares owned directly, 66,949 Shares owned by his wife Karen S. Lukas, 30,106 shares held in trust for his child (trustee is James H. Young II), and 3,000 shares held of record by him as custodian for his child.

*** The address and telecopy number are 74 Industrial Park Road, Saco, Maine 04072, telecopy number: 207-286-1439.

**** It is not anticipated that these options will be exercised prior to the record date for the special meeting of shareholders. If and to the extent they are, the underlying stock will become "Shares" within the meaning of this Agreement.

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